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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 2006


                           NASCENT WINE COMPANY, INC.
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               (Exact name of Registrant as specified in charter)


          Nevada                   333-120949                     82-0576512
----------------------------       ------------              -------------------
(State of Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


     2355-A Paseo De Las Americas
         San Diego, California                                 92154
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(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (619) 661-0458
                                                         --------------------



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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number      Name and/or Identification of Exhibit
---------------     ------------------------------------------------------------

      99            (a)  Financial Statements of Business Acquired
                    (b)  Pro forma financial information




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NASCENT WINE COMPANY, INC.
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                                  (Registrant)

     Signature                          Title                       Date
---------------------------     ------------------------      ------------------

/s/ Sandro Piancone             Chief Executive Officer        December 14, 2006
--------------------------
Sandro Piancone


/s/ Victor Petrone              President                      December 14, 2006
--------------------------
Victor Petrone


/s/ Patrick Deparini            Secretary                      December 14, 2006
--------------------------
Patrick Deparini


/s/ William Lindberg            Chief Financial Officer        December 14, 2006
--------------------------
William Lindberg